UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2017 (August 10, 2017)

Vantiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35462	26-4532998
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8500 Governor’s Hill Drive

Symmes Township, Ohio 45249

(Address of principal executive offices, including zip code)

(513) 900-5250

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 10, 2017, Vantiv, Inc., a Delaware corporation (“Vantiv”), Vantiv UK Limited, a private limited company registered in England and Wales and a subsidiary of Vantiv (“Vantiv UK”), and Worldpay Group plc, a public limited company registered in England and Wales (“Worldpay”), entered into the Amended and Restated Co-operation Agreement (the “A&R Co-operation Agreement”), which amended and restated the terms of the Co-operation Agreement entered into among Vantiv, Vantiv UK and Worldpay on August 9, 2017 (the “Original Co-operation Agreement”). The Original Co-operation Agreement contained certain intention statements by Worldpay with respect to future equity awards and share bonuses. The UK Panel on Takeovers and Mergers (the “Panel”) has requested that such statements be removed to align with guidelines issued by the Panel. Accordingly, Vantiv, Vantiv UK and Worldpay have entered into the A&R Co-operation Agreement to remove such statements. A copy of the A&R Co-operation Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	A&R Co-operation Agreement dated August 10, 2017

Cautionary Statement Regarding Forward-Looking Statements

This current report contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this current report are forward-looking statements including any statements regarding guidance and statements of a general economic or industry specific nature. Forward-looking statements give Vantiv’s current expectations and projections relating to Vantiv’s financial condition, results of operations, guidance, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “will,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

The forward-looking statements contained in this current report are based on assumptions that Vantiv has made in light of its industry experience and its perceptions of historical trends, current conditions, expected future developments and other factors Vantiv believes are appropriate under the circumstances. As you review and consider information presented herein, you should understand that these statements are not guarantees of future performance or results. They depend upon future events and are subject to risks, uncertainties (many of which are beyond Vantiv’s control) and assumptions. Although Vantiv believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Vantiv’s actual future performance or results and cause them to differ materially from those anticipated in the forward-looking statements. Certain of these factors and other risks are discussed in Vantiv’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and include, but are not limited to: (i) Vantiv’s ability to adapt to developments and change in Vantiv’s industry; (ii) competition; (iii) unauthorized disclosure of data or security breaches; (iv) systems failures or interruptions; (v) Vantiv’s ability to expand its market share or enter new markets; (vi) Vantiv’s ability to identify and complete acquisitions, joint ventures and partnerships; (vii) failure to comply with applicable requirements of Visa, MasterCard or other payment networks or changes in those requirements; (viii) Vantiv’s ability to pass along fee increases; (ix) termination of sponsorship or clearing services; (x) loss of clients or referral partners; (xi) reductions in overall consumer, business and government spending; (xii) fraud by merchants or others; (xiii) a decline in the use of credit, debit or prepaid cards; (xiv) consolidation in the banking and retail industries; (xv) the effects of governmental regulation or changes in laws; (xvi) outcomes of future litigation or investigations; (xvii) uncertainties as to the timing of the Business Combination; (xviii) uncertainties as to whether the Business Combination will be completed; (xix) the possibility that stockholders or other third parties will file lawsuits challenging the Business Combination; (xx) potential operating costs, customer loss and business disruption occurring prior to completion of the Business Combination or if the Business Combination is not completed; (xxi) the effect of the announcement of the Business Combination on Vantiv’s business relationships, operating results and business generally; (xxii) the failure to satisfy conditions to completion of the Business Combination, including the receipt of all required regulatory approvals; and (xxiii) difficulty in retaining certain key employees as a result of the Business Combination. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, Vantiv’s actual results may vary in material respects from those projected in these forward-looking statements. More information on potential factors that could affect Vantiv’s financial results and performance is included from time to time in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Vantiv’s periodic reports filed with the SEC, including Vantiv’s most recently filed Annual Report on Form 10-K and its subsequent filings with the SEC.

Any forward-looking statement made by Vantiv in this current report speaks only as of the date of this current report. Factors or events that could cause Vantiv’s actual results to differ may emerge from time to time, and it is not possible for Vantiv to predict all of them. Vantiv undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information

This current report may be deemed to be solicitation material in respect of the Business Combination, including the issuance of shares of Vantiv Stock in respect of the Business Combination. In connection with the foregoing proposed issuance of Vantiv Stock, Vantiv expects to file a proxy statement on Schedule 14A with the SEC. To the extent Vantiv effects the Business Combination as a Scheme of Arrangement under United Kingdom law, the issuance of Vantiv Stock in the Business Combination would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that Vantiv determines to conduct the Business Combination pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to Vantiv Stock that would be issued in the Business Combination. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VANTIV, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed by Vantiv with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed by Vantiv with the SEC at http://investors.vantiv.com/.

Participants in the Solicitation

Vantiv and its directors, officers and employees may be considered participants in the solicitation of proxies from Vantiv’s stockholders in respect of the Business Combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Vantiv’s stockholders in connection with the Business Combination, including names, affiliations and a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC. Information concerning the interests of Vantiv’s participants in the solicitation, which may, in some cases, be different than those of Vantiv’s stockholders generally, is set forth in the materials filed by Vantiv with the SEC, including in the proxy statement for Vantiv’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2017, as supplemented by other Vantiv filings with the SEC, and will be set forth in the proxy statement relating to the Business Combination when it becomes available.

No Profit Forecast

Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Vantiv, Worldpay or the combined business of Vantiv and Worldpay following completion of the Business Combination, unless otherwise stated.

Disclosure Requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in one per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Code) following the commencement of the Offer Period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Code) following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in one per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the Business Day (as defined in the Code) following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4). Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129.

In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the U.S. Exchange Act, Barclays and its affiliates will continue to act as exempt principal trader in Worldpay securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at http://www.londonstockexchange.com. This information will also be publicly disclosed in the United States to the extent that such information is made public in the United Kingdom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTIV, INC.

Dated: August 11, 2017	By:	/s/ NELSON F. GREENE
		Name:	Nelson F. Greene
		Title:	Chief Legal and Corporate Services Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	A&R Co-operation Agreement dated August 10, 2017